UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

NERDWALLET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hawthorne St., 11th Floor, San Francisco, CA 94105
(Address of principal executive offices) (Zip code)

(415) 549-8913
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by NerdWallet, Inc. (the Company) with the Securities and Exchange Commission (the SEC) on July 11, 2022 (the Original Form 8-K), which reported the completion of the Company’s acquisition of On the Barrelhead, Inc. (OTB).
In the Original Form 8-K, the Company stated its intention to file the historical financial statements of OTB and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment amends the Original Form 8-K solely to provide the required financial information. This Amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and OTB would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the acquisition.
Item 7.01 Regulation FD Disclosure.
Unaudited supplemental non-GAAP pro forma financial measures of the Company and OTB for the three months ended March 31, 2022 and the year ended December 31, 2021 are attached as Exhibit 99.4 to this report and incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.4 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference into any filing under the Securities Act, as amended or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report with respect to Item 7.01 are incorporated by reference).
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The audited financial statements of OTB as of and for the year ended December 31, 2021 are attached hereto as Exhibit 99.1 and incorporated herein by reference.
The unaudited financial statements of OTB as of March 31, 2022 and for the three months ended March 31, 2022 are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(b)    Pro Forma Financial Information.
The unaudited pro forma combined financial statements of the Company as of March 31, 2022 and for the three months ended March 31, 2022 are attached hereto as Exhibit 99.3 and incorporated herein by reference.
(d)    Exhibits.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of Kurtz Fargo LLP.
99.1	Audited financial statements of On the Barrelhead, Inc. as of and for the year ended December 31, 2021.
99.2	Unaudited financial statements of On the Barrelhead, Inc. as of March 31, 2022 and for the three months ended March 31, 2022.
99.3	Unaudited pro forma combined financial statements of NerdWallet, Inc. as of March 31, 2022 and for the three months ended March 31, 2022 and year ended December 31, 2021.
99.4	Unaudited Supplemental Non-GAAP Pro Forma Financial Measure
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NERDWALLET, INC.

Date:	August 17, 2022	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge
General Counsel and Corporate Secretary
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